UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2019

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)

PSEG POWER LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34232	22-3663480
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Park Plaza
Newark, New Jersey 07102
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether any of the registrants is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if such registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

The information contained in this combined Form 8-K is separately furnished by Public Service Enterprise Group Incorporated (PSEG) and PSEG Power LLC (Power). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. Power makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 7.01 Regulation FD Disclosure

As previously disclosed, given the anticipated timing of the decision by the New Jersey Board of Public Utilities (BPU) on which nuclear plants, if any, have been selected to receive Zero Emission Certificates (ZECs), in March 2019 Power submitted to the PJM Independent Market Monitor and the PJM Office of Interconnection a request for a preliminary exception to PJM’s Reliability Pricing Model must-offer requirement with respect to Power’s interest for each of the Salem 1, Salem 2 and Hope Creek plants and with respect to Exelon Generation, LLC’s (ExGen) interest for the Salem 1 and Salem 2 plants, in connection with the 2022/2023 capacity auction expected to be held in August 2019. Today, Power also submitted deactivation notices for each of Salem 1, Salem 2 and Hope Creek and final must-offer exception requests with respect to its interests and ExGen’s interests in the plants. Under the deactivation notices, retirement of Hope Creek would occur in Fall 2019, retirement of Salem 2 would occur in Spring 2020 and retirement of Salem 1 would occur in Fall 2020.

If all of the Salem and Hope Creek plants are selected to receive ZECs, Power would withdraw the exception requests and deactivation notices. A decision by the BPU on which nuclear plants, if any, have been selected to receive ZECs is expected later this week.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller (Principal Accounting Officer)

Date: April 16, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC (Registrant)

By:	/s/ Rose M. Chernick
ROSE M. CHERNICK
Vice President and Controller (Principal Accounting Officer)

Date: April 16, 2019

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